UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
May 8, 2024
Date of Report (Date of earliest event reported)
QUAKER CHEMICAL CORPORATION
(Exact name of registrant as specified in its charter)
Commission File Number 001-12019

Pennsylvania	23-0993790
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
901 E. Hector Street
Conshohocken, Pennsylvania 19428
(Address of principal executive offices)
(Zip Code)
(610) 832-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	KWR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 8, 2024, at the Annual Meeting of Shareholders (the “2024 Annual Meeting”) shareholders of Quaker Chemical Corporation (the “Company”) approved the amended and restated Quaker Houghton 2024 Long-Term Performance Incentive Plan, which amended and restated the 2016 Long-Term Performance Incentive Plan in its entirety (the “Restated Plan”) to increase the shares available for issuance and to make certain additional changes, as discussed in the proxy statement for the 2024 Annual Meeting.
The Restated Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
As of March 1, 2024, the record date for the 2024 Annual Meeting, 17,991,778 shares of the Company’s common stock were outstanding, and the holders of those shares were entitled to cast one vote for each share held. Set forth below are the matters acted upon by the shareholders at the 2024 Annual Meeting and the final voting results of each such proposal.
Proposal No.1 – Election of Directors.
The shareholders elected three directors to serve a three-year term until the 2027 annual meeting of shareholders and until their respective successors are duly elected and qualified. The results of the vote were as follows:

Directors	For	Against	Abstain	Broker Non-Votes
Michael F. Barry	15,465,074	1,105,533	22,263	447,458
Jeffry D. Frisby	15,125,665	1,438,118	29,087	447,458
Russell R. Shaller	15,948,517	598,302	46,051	447,458
Proposal No. 2 – Advisory Vote on Compensation of the Company’s Named Executive Officers
The Company’s shareholders approved, on a non-binding basis, the Company’s compensation of its named executive officers as described in the Compensation Discussion and Analysis section and the accompanying compensation tables and narrative disclosures contained in the Company’s Proxy Statement for the 2024 Annual Meeting (the “2024 Proxy Statement”). The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
16,103,454	446,002	43,414	447,458
Proposal No. 3 – Approval of the Quaker Houghton 2024 Long-Term Performance Incentive Plan
The Company’s shareholders approved the Restated Plan. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
12,844,880	3,301,645	446,345	447,458
Proposal No. 4 – Ratification of Appointment of Independent Registered Public Accounting Firm for Fiscal Year 2024
The shareholders voted to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year 2024. The results of the vote were as follows:

For	Against	Abstain
16,772,663	248,384	19,281

Item 9.01 Financial Statements and Exhibits.

The following exhibits are included as part of this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit

10.1	Quaker Houghton 2024 Long-Term Performance Incentive Plan (filed herewith)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUAKER CHEMICAL CORPORATION

Date: May 9, 2024	By:	/s/ Robert T. Traub
Robert T. Traub
Senior Vice President, General Counsel and Corporate Secretary
3